Exhibit 10.2

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of July 22, 2024, by and among EQT CORPORATION, a Pennsylvania corporation (“Borrower”), each Lender under the Existing Credit Agreement party hereto (collectively, the “Fourth Amendment Consenting Lenders” and individually, a “Fourth Amendment Consenting Lender”), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A.           Borrower, Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of November 9, 2022 (as amended by that certain First Amendment to Credit Agreement dated as of December 23, 2022, as amended by that certain Second Amendment to Credit Agreement dated as of April 25, 2023, as amended by that certain Third Amendment to Credit Agreement dated as of January 16, 2024 and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

B.            Borrower has requested that the Existing Credit Agreement be amended and modified as described herein.

C.            Borrower, Administrative Agent, and the Fourth Amendment Consenting Lenders have agreed, upon the following terms and conditions, to amend the Existing Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

1.            Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement shall have the meaning assigned to such term in the Existing Credit Agreement.

2.            Amendments to the Credit Agreement. Upon the occurrence of the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended (the Existing Credit Agreement, as affected and so amended by this Agreement, being referred to as the “Amended Credit Agreement”) as follows:

(a)            The following defined terms in Section 1.01 of the Existing Credit Agreement are hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“Material Debt” means Debt (other than (i) Non-Recourse Debt and (ii) the Loans) of the Borrower and one or more Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $~~175,000,000~~200,000,000.

“Material Financial Obligations” means (i) a principal or face amount of Debt, (ii) payment or collateralization obligations in respect of Swap Contracts, or (iii) payment obligations in respect of Forward Sales, in each case of the Borrower or any of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $~~175,000,000~~200,000,000.

“Material Plan” means, at any time, a Plan or Plans having aggregate Unfunded Liabilities in excess of $~~175,000,000~~200,000,000.

“S&P” means S&P Global ~~Inc., a subsidiary of The McGraw-Hill Companies, Inc.~~Ratings, a division of S&P Global Inc., and any successor thereto.

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Borrower and its Subsidiaries as of that date determined in accordance with GAAP (which, for avoidance of doubt, shall represent total common stockholders’ equity of the Borrower before noncontrolling interests in consolidated subsidiaries in accordance with GAAP). For the avoidance of doubt, Shareholders’ Equity shall not include any shareholders’ equity of any Unrestricted JV Entity.

“Unrestricted JV Entity” means (a) (i) Mountain Valley Pipeline, LLC, (ii) Eureka Midstream Holdings, LLC and (iii) any Subsidiary of the Borrower whose primary operations involve directly or indirectly owning the equity interests of the Persons listed in (i) or (ii) (and of which the Borrower designates in writing to the Administrative Agent that such Subsidiary is an Unrestricted JV Entity) (collectively, the “Eureka/MVP JV Entities”), (b) any Person (who would be a non-wholly owned Subsidiary of the Borrower if it were not an Unrestricted JV Entity), (i) whose total assets are equal to $250,000,000 or less and whose total revenues are equal to $250,000,000 or less (in each case, determined on an aggregate basis for all such Persons in this clause (b) by adding the products of (x) the amount of total assets or total revenues, as applicable, of each such Person and (y) the percentage of the fully-diluted equity ownership interests of such Person that is owned by the Borrower or a Subsidiary of the Borrower)~~,~~  and (ii) that is designated as an “Unrestricted JV Entity” on Schedule 1.01B as of the Closing Date or in a writing delivered to the Administrative Agent after the Closing Date, so long as no Event of Default shall exist prior to or immediately after giving effect to such designation and (c) any Subsidiary of any Person that constitutes an Unrestricted JV Entity pursuant to clause (a) or (b); provided, however, that, solely with respect to the foregoing clause (b), at any time that any such Person is wholly owned directly or indirectly by the Borrower or a Subsidiary of the Borrower, such Person shall not be an Unrestricted JV Entity. The Borrower shall be permitted to redesignate any Unrestricted JV Entity as a Subsidiary upon notice to the Administrative Agent so long as no Event of Default would occur due to such redesignation.

(b)            Section 1.02 of the Existing Credit Agreement is hereby amended by adding the following as a new clause (e) at the end of such Section:

(e) Any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof.

(c)            Section 7.05 of the Existing Credit Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

7.05            Mergers and Sales of Assets. The Borrower will not (a) consolidate or merge with or into any other Person or (b) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person; provided that (i) the Borrower may merge with any another Person if (x) the Borrower is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing and (ii) the Borrower or any Subsidiary may sell, lease or otherwise transfer all or substantially all of its assets to a wholly-owned Subsidiary.

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(d)            Section 7.09(c) of the Existing Credit Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

Notwithstanding anything to the contrary set forth in clauses (a) and (b) above (except with respect to the Eureka/MVP JV Entities), so long as no Event of Default then exists or will result therefrom, (i) the Borrower or any Subsidiary may sell or otherwise transfer any asset (excluding capital stock of or other equity interests in any Subsidiary) to any Unrestricted JV Entity, and any Unrestricted JV Entity may own such assets, (ii) the Borrower or any Subsidiary may sell or otherwise transfer capital stock of or other equity interests in any Subsidiary to any Unrestricted JV Entity, and any Unrestricted JV Entity may own such capital stock or other equity interests, so long as such Subsidiary is not a “Subsidiary” of the Borrower under this Agreement after giving effect to such sale or transfer and (iii) the Borrower and any Subsidiary of the Borrower may provide credit support (including issuing and maintaining letters of credit, guaranties (other than guaranties of Debt for borrowed money) and surety and performance bonds on behalf of any Unrestricted JV Entity) to any Unrestricted JV Entity pursuant to agreements between the Borrower, any Subsidiary and any Unrestricted JV Entity entered into in the ordinary course of business.

(e)            Clauses (h) and (i) of Section 8.01 of the Existing Credit Agreement are hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

(h)            Judgments. There is entered against the Borrower or any Subsidiary final judgments or orders for the payment of money in an aggregate amount exceeding $~~175,000,000~~200,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), and (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)            ERISA. Any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $~~175,000,000~~200,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans, which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $~~175,000,000~~200,000,000 in the aggregate; or

(f)            Clause (f) of Section 10.08 of the Existing Credit Agreement is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

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(f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement, ~~or~~ (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any swap or derivative transaction relating to obligations of the Borrower or (iii) to any actual or potential insurer or reinsurer;

3.             Effectiveness. This Agreement shall be effective on the date (the “Fourth Amendment Effective Date”) when each of the following conditions is satisfied:

(a)            the Administrative Agent shall have received this Agreement, duly executed and delivered by the Borrower and the Fourth Amendment Consenting Lenders;

(b)            the Borrower shall have paid all fees and expenses required to be paid on or before the Fourth Amendment Effective Date (including, to the extent invoiced at least two (2) Business Days prior to the Fourth Amendment Effective Date, all Attorney Costs); and

(c)            substantially concurrently with the effectiveness of this Agreement, the Borrower shall have consummated its acquisition of Equitrans Midstream Corporation and the existing credit facility of EQM Midstream Partners, LP shall have been repaid in full in cash and terminated.

4.             Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and Fourth Amendment Consenting Lenders as follows:

(a)            Due Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (except such as has been obtained), do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

(b)            Binding Effect. This Agreement has been duly executed and delivered by the Borrower and constitutes a valid and binding agreement of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights.

(c)            Representations and Warranties. The representations and warranties contained in Article V of the Amended Credit Agreement (including without limitation the representation and warranties set forth in Sections 5.04(c) and 5.05 of the Amended Credit Agreement) and the other Loan Documents are true and correct in all material respects (except representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects or if qualified by materiality or material adverse effect, true and correct in all respects; provided that the representation and warranty made in Section 5.12(a) of the Amended Credit Agreement is true and correct in all respects) on and as of the date hereof (except to the extent that any such representation or warranty relates to an earlier date or period, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date or period), and except that for purposes of this Section 6(c), the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement.

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(d)            No Event of Default or Default.  No event has occurred and is continuing, or would result from the execution of this Agreement, which constitutes an Event of Default or Default.

5.            Miscellaneous.

(a)            Limitation on Agreements. The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Amended Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which the Administrative Agent and Lenders now have or may have in the future under, or in connection with the Amended Credit Agreement, the Notes, the other Loan Documents or any of the other documents referred to herein or therein. From and after the date of this Agreement, all references in the Loan Documents to the Existing Credit Agreement shall be deemed to be references to the Amended Credit Agreement, and each reference to “hereof,” “hereunder,” “herein”, “hereby” or “this Credit Agreement” and each other similar reference contained in the Existing Credit Agreement shall from and after the date hereof refer to the Amended Credit Agreement.

(b)            Ratification. The Existing Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and shall remain in full force and effect. The Loan Documents, as they may be amended or affected by this Agreement, are hereby ratified and confirmed in all respects.

(c)            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)            ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(e)            GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(f)            WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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(g)            Payment of Expenses. Section 10.04 of the Amended Credit Agreement shall apply to this Agreement, mutatis mutandis.

(h)            Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions (the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions). The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)            Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in Section 1.01 of the Amended Credit Agreement.

(j)            Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank.
Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:

EQT CORPORATION

By:	/s/ Jeremy T. Knop
Name:	Jeremy T. Knop
Title:	Chief Financial Officer

Signature Page to

Fourth Amendment to Credit Agreement

PNC bank, national association,
as Administrative Agent and as a Fourth Amendment Consenting Lender

By:	/s/ Thomas Magness
	Name:	Thomas Magness
	Title:	Assistant Vice President

Signature Page to

Fourth Amendment to Credit Agreement

Mizuho Bank, Ltd., as a Fourth Amendment Consenting Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

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Fourth Amendment to Credit Agreement

Jpmorgan chase bank, N.A., as a Fourth Amendment Consenting Lender

By:	/s/ Sofia Barrera Jaime
Name:	Sofia Barrera Jaime
Title:	Vice President

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Fourth Amendment to Credit Agreement

royal bank of canada, as a Fourth Amendment Consenting Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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Fourth Amendment to Credit Agreement

wells fargo bank, n.a., as a Fourth Amendment Consenting Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Managing Director

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Fourth Amendment to Credit Agreement

MUFG Bank, Ltd., as a Fourth Amendment Consenting Lender

By:	/s/ Christopher Facenda
Name:	Christopher Facenda
Title:	Authorized Signatory

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Fourth Amendment to Credit Agreement

the toronto-dominion bank, new york branch, as a Fourth Amendment Consenting Lender

By:	/s/ Liana Chernysheva
Name:	Liana Chernysheva
Title:	Authorized Signatory

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Fourth Amendment to Credit Agreement

bank of america, n.a., as a Fourth Amendment Consenting Lender

By:	/s/ Salman Samar
Name:	Salman Samar
Title:	Director

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Fourth Amendment to Credit Agreement

citibank, n.A., as a Fourth Amendment Consenting Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

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Fourth Amendment to Credit Agreement

First National Bank of Pennsylvania, as a Fourth Amendment Consenting Lender

By:	/s/ Paul Wargo
Name:	Paul Wargo
Title:	Corporate Banking RM

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Fourth Amendment to Credit Agreement

BOKF, NA DBA Bank of Oklahoma, as a Fourth Amendment Consenting Lender

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	Senior Vice President

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Fourth Amendment to Credit Agreement

Sumitomo Mitsui Banking Corporation, as a Fourth Amendment Consenting Lender

By:	/s/ Alkesh Nanavaty
Name:	Alkesh Nanavaty
Title:	Executive Director

Signature Page to

Fourth Amendment to Credit Agreement

the bank of nova scotia, houston branch, as a Fourth Amendment Consenting Lender

By:	/s/ Alex Franks
Name:	Alex Franks
Title:	Director

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Fourth Amendment to Credit Agreement

U.S. Bank National Association, as a Fourth Amendment Consenting Lender

By:	/s/ Trevor Barnes
Name:	Trevor Barnes
Title:	Vice President

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Fourth Amendment to Credit Agreement

truist bank, as a Fourth Amendment Consenting Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Managing Director

Signature Page to

Fourth Amendment to Credit Agreement

M&T Bank, as a Fourth Amendment Consenting Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

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Fourth Amendment to Credit Agreement

citizens bank, n.a., as a Fourth Amendment Consenting Lender

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Senior Vice President

Signature Page to

Fourth Amendment to Credit Agreement